As filed with the U.S. Securities and Exchange Commission on September 17, 2008
File No. 811-21777

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐
JOHN HANCOCK FUNDS III
(Exact Name of Registrant as Specified in Charter)
601 Congress Street
Boston, Massachusetts 02110
(Address of Principal Executive Offices)
(617) 663-4324
(Registrant’s Area Code and Telephone Number)

David D. Barr 601 Congress Street Boston, Massachusetts 02110 (Name and Address of Agent for Service)	With copies to: Mark P. Goshko, Esq. K&L Gates LLP One Lincoln Street Boston, Massachusetts 02111
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT
(Approximate Date of Proposed Public Offering)
TITLE OF SECURITIES BEING REGISTERED:
Shares of beneficial interest of Registrant
Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.
It is proposed that this filing will become effective on October 17, 2008 pursuant to Rule 488 under the Securities Act of 1933.

JOHN HANCOCK SERIES TRUST (“REGISTRANT”)
CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

President’s Letter

Notice of Special Joint Meeting to Shareholders of Registrant

Part A — Joint Proxy Statement/Prospectus of Registrant

Part B — Statement of Additional Information of Registrant

Part C — Other Information

Signature Page

Exhibits

Dear Robeco Investment Fund Shareholder:
     I am writing to ask for your support for an important opportunity involving your investment in the Robeco Boston Partners Large Cap Value Fund.
     Robeco Investment Management, Inc. (“Robeco”) has entered into an agreement with John Hancock Investment Management Services, LLC (“JHIMS”) that proposes to reorganize the Robeco Boston Partners Large Cap Value Fund into a new mutual fund with substantially identical investment objectives, but offered and managed through the John Hancock organization. The name of the new fund is the John Hancock Disciplined Value Fund, which would be a newly organized series of John Hancock Funds III (the “New Fund”).
     After the reorganization, or “fund adoption” as it is sometimes called, JHIMS would be the investment adviser to the New Fund and Robeco would serve as the subadviser with responsibility for day-to-day portfolio management, using the same investment strategy it currently uses for your fund. JHIMS or its affiliates will assist in all other operations of the New Fund, including the distribution of New Fund shares and provision of transfer agency and administrative services. The New Fund’s investment strategies and principal risks are identical to those of your fund and are explained in detail in the enclosed proxy materials.
Robeco’s Motivation for Agreeing to the Fund Adoption
     John Hancock’s overall distribution strategy and capabilities extend to both institutional and retail investors, with an especially strong emphasis and success through retail distribution channels (such as individual investors and broker-dealers). Robeco expects that John Hancock’s robust retail distribution franchise will offer a better chance of introducing investors to the large cap value management capability of Robeco than if we continued on our current path with this fund. In short, Robeco views the proposed adoption transaction as beneficial to Robeco, to John Hancock, and, most importantly, to the shareholders of the Robeco Boston Partners Large Cap Value Fund.
The Reorganization Offers You Potential Advantages
     Here are the most important advantages we see:
     You will become a shareholder in a newly created fund that will benefit from the experience of John Hancock in the distribution of mutual funds through a broader range of channels than currently available to your fund, with a greater potential to increase asset size and achieve important long-term economies of scale. (John Hancock has adopted several other mutual funds and most have grown considerably over their original size.)
     In addition, assuming the New Fund realizes its potential for growth, certain administrative costs will be spread across the New Fund’s larger asset base, which can increase its overall efficiency.
     Moreover, as a shareholder of the New Fund, you will have access to the additional investment options and shareholder services offered by the John Hancock family of funds, while pursuing the same investment goals with Robeco as the subadviser of the New Fund.
     As explained in more detail later in these materials, for the first year after the closing date, JHIMS has agreed to limit the “net annual operating expenses” of Class A, Class I, Class ADV and Class I2 shares of the New Fund to 1.00%, 0.75%, 1.00%, and 0.75%, respectively. That means that, for all shareholders, the annual total expenses of the New Fund should be the same as your fund.
     The adoption should have no negative tax impact on shareholders.
What Will Not Change as a Result of the Proposed Transaction
     Robeco will remain an independent investment adviser. Robeco will continue to be in the mutual fund business with its own funds, the Robeco Investment Funds. (They now amount to nearly $[                    ] million in total assets.) None of the other Robeco Investment Funds is affected by this transaction.
We Need Your Vote of Approval.
     After careful consideration and for the reasons described in these materials, your fund’s directors have unanimously approved the reorganization of Robeco Boston Partners Large Cap Value Fund into the New Fund, and shareholder approval is required to complete the transaction. The enclosed proxy statement and prospectus contains a further explanation and important details about the reorganization, which I strongly encourage you to read before voting. Please note that if timely approved by the shareholders, the reorganization is scheduled to take place at the close of business on or about [December 19, 2008].

Your Vote Matters!
     You are being asked to approve these changes. No matter how large or small your fund holdings, your vote is extremely important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote in any one of three ways: via telephone by calling the number listed on your proxy card; via mail by returning the enclosed proxy card; or via the Internet site listed on the proxy card. Please have your proxy card available when calling to vote by telephone or when using the Internet voting site.
     I am confident that the proposed change will help Robeco better serve you and all of your fund’s shareholders.
     If you have questions, please call a proxy specialist at 1-(800) 622-1291 between 9:00 a.m. and 10:00 p.m. Monday through Friday (Eastern Time). I thank you for your time and your prompt vote on this matter.

Sincerely
/s/ Edward J. Roach
Edward J. Roach
President and Treasurer The RBB Fund, Inc.

Robeco Boston Partners Large Cap Value Fund
(the “fund” or “your fund”)
a series of The RBB Fund, Inc.
Bellevue Park Corporate Center
301 Bellevue Parkway
Wilmington, Delaware 19809
Notice of Special Meeting of Shareholders
Scheduled for [December 17, 2008]
This is the formal agenda for the fund’s shareholder meeting. It describes what matters will be voted on and the time and place of the meeting, in case you want to attend in person.
To the shareholders of the fund:
A shareholder meeting of the fund will be held at Bellevue Park Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809, on [Wednesday, December 17, 2008], at [11:00] a.m., Eastern Time, to consider the following:
1.	A proposal to approve an Agreement and Plan of Reorganization between your fund and John Hancock Disciplined Value Fund (the “Acquiring Fund”). Under this agreement, your fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of your fund, in redemption of and exchange for the shares of your fund. The Acquiring Fund would also assume your fund’s liabilities. Your fund’s board of directors recommends that you vote FOR this proposal.
2.	Any other business that may properly come before the meeting.
Shareholders of record as of the close of business on [September 30, 2008], are entitled to vote at the meeting and any related adjournments and follow-up meetings.
Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, additional shareholder solicitation may be required.

By order of the Board of Directors,
/s/ Jennifer Rogers
Jennifer Rogers
Secretary

Wilmington, Delaware
[October 20, 2008]

PROXY STATEMENT of
Robeco Boston Partners Large Cap Value Fund
(the “Acquired Fund” or “your fund”)
a series of The RBB Fund, Inc. (the “Company”)
PROSPECTUS for
John Hancock Disciplined Value Fund
(the “Acquiring Fund”)
a series of John Hancock Funds III
(“JHF III”)
The address of the Acquired Fund is Bellevue Park Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809, and the address of the Acquiring Fund is 601 Congress Street, Boston, Massachusetts 02210. The Acquired Fund and the Acquiring Fund are together referred to as the “Funds.”
* * * * * *
This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund	Shareholders Entitled to Vote
Proposal	Robeco Boston Partners Large Cap Value Fund	John Hancock Disciplined Value Fund	Robeco Boston Partners Large Cap Value Fund Shareholders
How the Reorganization Will Work
▪	Your fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume your fund’s liabilities.

▪	The Acquiring Fund will be managed by the same portfolio managers as your fund, using the same investment strategies and portfolio management techniques.

▪	The Acquiring Fund will issue Class A shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Investor Class shares. These shares will be distributed to your fund’s Investor Class shareholders in proportion to their holdings on the reorganization date.

▪	Shareholders who receive Class A shares may exchange those shares for Class ADV shares of the Acquiring Fund for up to one year after the Reorganization closes. Please see “Exchanging Shares” under the heading “Description of the Proposal” for why that exchange may benefit you.

▪	The Acquiring Fund will issue Class I shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Institutional Class shares. These shares will be distributed to your fund’s Institutional Class shareholders in proportion to their holdings on the reorganization date.

▪	Shareholders who receive Class I shares may exchange those shares for Class I2 shares of the Acquiring Fund for up to one year after the Reorganization closes. Please see “Exchanging Shares” under the heading “Description of the Proposal” for why that exchange may benefit you.

▪	Your fund will be terminated, shareholders of your fund will become shareholders of the Acquiring Fund, and this transaction will be a tax-free event for you.

▪	For federal income tax purposes, the reorganization is intended not to result in income, gain or loss being recognized by your fund, the Acquiring Fund or the shareholders of your fund.
Rationale for the Reorganization
The reorganization is intended to consolidate your fund with a newly organized similar large cap equity fund advised by the Acquiring Fund’s adviser, John Hancock Investment Management Services, LLC (“JHIMS”), and subadvised by your fund’s current adviser, Robeco Investment Management, Inc.

(“Robeco”). Like your fund, the Acquiring Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.
Following the reorganization of your fund into the Acquiring Fund, the net annual operating expenses of Class A and Class I shares of the Acquiring Fund are expected to be no higher than the current operating expenses of the corresponding classes of your fund. In addition, the Acquiring Fund may realize lower long-term expenses resulting from greater economies of scale as the Acquiring Fund’s assets grow.
Management of your fund believes that the Acquiring Fund will be in a better position to grow assets than your fund would be as currently constituted. The Acquiring Fund would benefit from the experience of the John Hancock fund complex in the distribution of mutual funds through a broader range of distribution channels and additional share classes than currently available to your fund. The Acquiring Fund may be better positioned in the market to increase asset size and achieve additional economies of scale, which may enable the Acquiring Fund to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to achieving a lower expense ratio in the long-term than your fund would be expected to achieve as currently constituted.
Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Where to Get More Information

▪ The prospectus of the Acquired Fund dated December 31, 2007, as revised May 6, 2008 ▪ The prospectus of the Acquiring Fund dated [October 10, 2008]	These prospectuses are included in the same envelope as this proxy statement and prospectus. These documents are incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

▪ The annual report of the Acquired Fund dated August 31, 2007	These documents and additional information about the Funds are on file with the SEC.
▪   The semi-annual report of the Acquired Fund dated February 29, 2008

▪   The statement of additional information (“SAI”) dated [October 20, 2008], that relates to this proxy statement and prospectus and the reorganization, and contains additional information about the Acquired Fund and the Acquiring Fund
Acquired Fund documents and additional information about that Fund are available at no charge by writing to that Fund or by calling, toll-free: 1–888-261-4073, Monday through Friday, from 8:00 a.m. to 6:00 p.m. (Eastern Time).

Acquiring Fund documents and additional information about that Fund are available at no charge by writing to that Fund or by calling, toll-free: 1-800-225-5291.

▪ The SAI of the Acquired Fund dated December 31, 2007 ▪ The SAI of the Acquiring Fund dated [October 10, 2008]	These documents are incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 1-(800) 622-1291.
The date of this proxy statement and prospectus is [October 20, 2008].

ii

INTRODUCTION
This proxy statement and prospectus is being used by the Board of Directors of the Company to solicit proxies to be voted at a special meeting of your fund’s shareholders. This meeting will be held at Bellevue Park Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809, on [December 17, 2008], at [11:00] a.m., Eastern Time. The purpose of the meeting is to consider the proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of your fund into the Acquiring Fund (the “Reorganization”). This proxy statement and prospectus is being mailed to your fund’s shareholders on or about [October 20, 2008].
The proxy statement and prospectus includes information that is specific to this proposal, including summary comparisons. You should read the entire proxy statement and prospectus carefully, including Exhibit A and the enclosed prospectus of the Acquiring Fund, and the Acquired Fund’s annual and semi-annual reports, because they contain details that are not in the summary.
Who is Eligible to Vote?
Shareholders of record on [September 30, 2008], are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.
DESCRIPTION OF THE PROPOSAL
Approval of Agreement and Plan of Reorganization Between
the Acquired Fund and the Acquiring Fund
A proposal to approve an Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund. Under this Agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed proportionately to the shareholders of the Acquired Fund. The Acquiring Fund would also assume the Acquired Fund’s liabilities. The Board of Directors of the Company recommends that shareholders vote FOR this proposal.
SUMMARY COMPARISONS OF THE FUNDS
Comparison of Funds’ Organization, Investment Objectives, Strategies and Policies

	Acquired Fund	Acquiring Fund

Business	The Fund is a diversified series of the Company, an open-end investment management company organized as a Maryland corporation.	The Fund is a diversified series of JHF III, an open-end investment management company organized as a Massachusetts business trust.

Net assets as of August 27, 2008	Approximately $60.2 million	None

Investment adviser	Robeco Investment Management, Inc. (“Robeco”)	John Hancock Investment Management Services, LLC (“JHIMS”)

	Acquired Fund	Acquiring Fund

Sub-adviser	Not applicable	Robeco

Portfolio managers	Each Fund is managed by the following individuals:

Mark E. Donovan

▪ Co-CEO of Robeco and Chair of Robeco’s Equity Strategy Committee, with Robeco since 1995, Senior Portfolio Manager with Robeco since at least 2002, managing the Acquired Fund since inception.

David J. Pyle

▪ Managing Director and Portfolio Manager, with Robeco since 2000, managing the Acquired Fund since 2005.

Investment objective	The Acquiring Fund has the same investment objective as that of the Acquired Fund, which is to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

JHF III’s Board of Trustees has the power to change the Acquiring Fund’s investment goal without shareholder approval.

Principal investments	The Acquired Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by Robeco as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.	The Acquiring Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the subadviser as having value characteristics.

Investment strategies	Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. Robeco selects securities for each Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

Each Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

Foreign securities	Each Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

Diversification/ concentration	In general, each Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, each Fund is limited to investing a maximum of 25% of its total assets in any one industry.

Illiquid investments	Each Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

	Acquired Fund	Acquiring Fund

Temporary investments	While Robeco intends to fully invest each Fund’s assets at all times in accordance with the above-mentioned policies, each Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Active trading	If a Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for neither Fund is expected to exceed 125%; however, it may be higher if Robeco believes it will improve a Fund’s performance.
As the above table indicates, both Funds have the same investment objective of seeking to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective. The Funds have substantially the same investment policies, except as noted below.
While each Fund will normally invest at least 80% of its net assets in equity securities of issuers with a market capitalization of at least $1 billion and identified as having value characteristics, the Acquired Fund defines “net assets” to include borrowings for investment purposes, while the Acquiring Fund’s use of the term “net assets” is not qualified. In addition, the Acquired Fund will give shareholders 60 days’ notice of any change to this policy, while the Acquiring Fund may change this policy at any time immediately upon notice to shareholders. Management of the Funds does not believe, however, that these differences would result in materially different operations for the Acquiring Fund.
Comparison of Funds’ Classes of Shares
The following table details the differences between the expense structures of your fund’s Investor and Institutional Class shares and the Acquiring Fund’s Class A and Class I shares, respectively.

Acquired Fund Investor Class Shares	Acquiring Fund Class A Shares
▪ Investor Class shares are offered without front- end sales loads or contingent deferred sales charges (“CDSCs”).	▪ Acquiring Fund Class A shareholders who acquire their shares through the Reorganization may continue to purchase additional Class A shares without paying any front-end sales charges.

▪    After the closing date of the Reorganization (the “Closing Date”), new investors are offered Class A shares with front-end sales charges ranging from 2.00% to 5.00% of the Acquiring Fund’s offering price, depending on the amount invested.

▪ Investor Class shares are subject to distribution and service (“12b-1”) fees equal to the annual rate of 0.25% of average daily net assets of Investor Class shares.
▪    Class A shares are subject to distribution and service (“12b-1”) fees equal to the annual rate of 0.25% of average daily net assets of Class A shares. After one year following the Closing Date, the Rule 12b-1 fee may increase to 0.30% with Board approval.

Acquired Fund Investor Class Shares	Acquiring Fund Class A Shares

▪    After the Closing Date, for new investors, there is no front-end sales charge for investments of $1 million or more, but there is a CDSC ranging from 0.25% to 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.

▪ After the Closing Date, a new investor can combine multiple purchases of Class A shares of John Hancock funds to take advantage of breakpoints in the sales charge schedule.

▪ Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Acquiring Fund’s prospectus.

Acquired Fund Institutional Shares	Acquiring Fund Class I Shares
▪ Institutional Class shares are offered without front-end sales loads or CDSCs.	▪ Class I shares are offered without front-end sales loads or CDSCs.

▪ Institutional Class shares are not subject to any distribution and service (“12b-1”) fees.	▪ Class I shares are not subject to any distribution and service (“12b-1”) fees.
Comparison of Maryland Corporations and Massachusetts Business Trusts
The Company, of which your fund is a series, is organized as a Maryland corporation, while JHF III, of which the Acquiring Fund is a series, is organized as a Massachusetts business trust. While there are differences between the two forms of organization, the differences relate to the corporate structure of the Funds and do not affect the Funds’ investment operations. To the extent that the two states differ in their treatment of shareholder and board liability, these differences are generally addressed in a Fund’s organizational documents and/or its agreements. The following table summarizes the key differences between these two organizational systems.

Issue	Maryland Corporation	Massachusetts Business Trust
Shareholder liability	Limited by statute.	Remote possibility of shareholder liability that must be disclosed in the fund’s SAI. Usually limited in the declaration of trust and/or contractual provisions.

Director/Trustee liability	As permitted under laws of either state, director/trustee liability is limited by the governing document and/or contractual provisions.

Annual shareholder meetings	Neither state has a statutory requirement to hold annual shareholder meetings. Although annual shareholder meetings could be required by the governing document, neither the Company nor JHF III is required to hold annual shareholder meetings.

Shareholder approval of certain actions[1]	Required for: • Mergers or consolidations; • Spin-offs; • Changing domicile; • Amending articles of incorporation;	No statutory requirement, only if required by the declaration of trust (including actions to amend the declaration of trust).

Issue	Maryland Corporation	Massachusetts Business Trust
• Dissolving the corporation.

Number of authorized shares	Articles of incorporation must provide for a definite number of shares to be issued, which may be amended by the board without shareholder approval.	Unlimited.

Treatment of multiple classes/series	Statute specifically recognizes separation of classes. Board authorized by statute to classify or reclassify un-issued stock.	Subject to provisions in declaration of trust.

Development of controlling law[2]	Corporate law is well-developed, providing clear guidelines as to the rights and obligations of funds organized as Maryland corporations.	Law is not well developed and subject to much interpretation. Massachusetts corporation law is often used by analogy.

State income taxation	With some exceptions, same treatment as under federal tax laws, i.e., none if the fund meets certain requirements.	None.

Franchise taxes	None.	None.

[1]	Please note that the Investment Company Act of 1940 Act, as amended (the “1940 Act”), requires shareholder approval of certain actions (such as this Reorganization) regardless of a fund’s state of organization.

[2]	Please note that the Funds must comply with the 1940 Act and other federal securities laws. As a result, many disputes that arise in the course of a Fund’s operations are addressed under federal, rather than state, law.
Comparison of Buying, Selling and Exchanging Shares

	Acquired Fund	Acquiring Fund
Buying shares	Investors may buy shares at their public offering price through a financial representative or the Fund’s transfer agent, PNC Global Investment Servicing (“PNC Global”).	Investors may buy shares at their public offering price through a financial representative or the Fund’s transfer agent, John Hancock Signature Services, Inc. (“Signature Services”).

Minimum initial investment	Investor Class shares. The minimum initial investment in the Fund is $2,500. Additional investments of at least $100 may be made at any time. The minimum investment requirements may occasionally be waived or lowered by the Fund.	Class A shares. The minimum initial investment in the Fund is $1,000 for non-retirement accounts, $500 for retirement accounts and $250 per account opened for group investments. Investments also may be made on a Monthly Automatic Accumulation Plan, which requires $25 to open an account followed by a monthly minimum of $25 thereafter.

	Institutional Class shares. The minimum initial investment in the Fund is $100,000. Additional investments of at least $5,000 may be made at any time. The minimum investment requirements may occasionally be waived or lowered by the Fund.	Class I shares. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the Fund’s sole discretion, for certain investors.

	Acquired Fund	Acquiring Fund
Exchanging Shares	Shareholders may exchange their shares of one fund offered in the fund family for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Selling shares	Shareholders may sell their shares by submitting a proper written, telephone or Internet request to the transfer agent. In certain circumstances, the request must be in writing.

Net asset value	All purchases, exchanges and sales are made at a price based on the next net asset value per share (“NAV”) of a class of a Fund to be calculated after the transfer agent receives your request in good order. Both Funds’ NAVs are determined at the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m. Eastern Time. When closing market prices or market quotations are not readily available or are considered by the adviser to be unreliable, a Fund may use a security’s fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with pre-approved procedures under the ultimate supervision of the Fund’s board of directors or trustees.
Comparison of Expenses
As the tables below indicate, the hypothetical pro forma net annual operating expenses of the Acquiring Fund after the Reorganization are expected to be the same as your fund’s expenses for both share classes (although the total annual operating expenses of Class A shares of the Acquiring Fund are higher than those of the Investor share class of your fund before taking into account contractual expense limitations).
As the tables below indicate, the hypothetical pro forma net annual operating expenses of the Acquiring Fund after the Reorganization are expected to be the same as your fund’s expenses for both share classes
The Funds’ Expenses
Shareholders of both Funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than those shown in the following tables.
The following expense tables briefly describe the fees and the expenses that holders of the Investor and Institutional Classes of shares of your fund and the corresponding Class A and Class I shares of the Acquiring Fund may pay if they buy and hold shares of each respective Fund and are based on expenses paid by such classes of your fund and Acquiring Fund for the twelve-month period ended February 29, 2008 (the end of your fund’s most recent fiscal six-month period). The tables also show the pro forma expenses of the Acquiring Fund assuming the Reorganization with your fund occurred on March 1, 2007. The Acquiring Fund’s actual expenses after the Reorganization may be greater or less than those shown.

				Acquiring Fund
				(Pro Forma, Assuming
		Acquiring		Reorganization with
	Acquired Fund	Fund		Acquired Fund)
	Investor Class	Class A		Class A

Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases as a % of purchase price	None	5.00	%(1)	5.00	%(1)

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	(2)	None	(2)

Annual Operating Expenses
Management fee	0.60%	0.75%		0.75%

					Acquiring Fund
					(Pro Forma, Assuming
			Acquiring		Reorganization with
	Acquired Fund		Fund		Acquired Fund)
	Investor Class		Class A		Class A

Distribution and service (12b-1) fees	0.25%		0.25	%(3)	0.25	%(3)
Other expenses	0.50	%(4)	0.40	%(5)	0.40	%(5)

Total fund operating expenses	1.35%		1.40%		1.40%
Contractual expense reimbursement	0.35	%(6)	0.40%		0.40%

Net annual operating expenses	1.00%		1.00	%(7)	1.00	%(7)

(1)	Not applicable for shareholders who acquire their shares through the Reorganization.

(2)	After the Closing Date, for new investors, a CDSC ranging from 1.00% to 0.25% applies with respect to certain purchases of Class A shares of $1,000,000 or more upon which a commission or finder’s fee was paid and that are sold within one (1) year after purchase.

(3)	After one year following the Closing Date, upon Board approval the Class A Rule 12b-1 fee may be increased to a maximum of 0.30%.

(4)	In addition to “Other expenses,” a $15.00 fee will be charged for wire redemptions.

(5)	In addition to “Other expenses,” a $4.00 fee will be charged for wire redemptions.

(6)	Robeco has agreed to limit the “Net annual operating expenses” of the Acquired Fund’s Investor Class shares to 1.00% through December 31, 2011.

(7)	For the first year after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class A shares to 1.00%.

					Acquiring Fund
					(Pro Forma,Assuming
	Acquired Fund		Acquiring		Reorganization with
	Institutional		Fund		Acquired Fund)
	Class		Class I		Class I

Annual Operating Expenses
Management fee	0.60%		0.75%		0.75%

Distribution and service (12b-1) fees	None		None		None
Other expenses	0.50%		0.21%		0.21%

Total fund operating expenses	1.10%		0.96%		0.96%
Contractual expense reimbursement	0.35	%(1)	0.21%		0.21%

Net annual operating expenses	0.75%		0.75	%(2)	0.75	%(2)

(1)	Robeco has agreed to limit the “Net annual operating expenses” of the Acquired Fund’s Institutional Class shares to 0.75% through December 31, 2011.

(2)	For the first year after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class I shares to 0.75%.
Examples
The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods in your fund and the Acquiring Fund, based on fees and expenses incurred during the 12-month period ended February 29, 2008. Pro forma expenses of the Acquiring Fund assuming the Reorganization with your fund occurred on March 1, 2007 are also included. Each example assumes that you reinvested all distributions and that the average annual return was 5%. The pro forma examples are for comparison purposes only and are not a representation of the Acquired Fund’s or Acquiring Fund’s actual expenses or returns, either past or future.

			Acquiring Fund
			(Pro Forma)
			(Assuming
			Reorganization
			with Acquired
	Acquired Fund	Acquiring Fund	Fund)

	Investor Class	Class A	Class A

Year 1	$102	$597	$597
Year 3	$318	$884	$844
Year 5	$630	$1,191	$1,153
Year 10	$1,518	$2,063	$2,028

	Institutional Class	Class I	Class I

Year 1	$77	$77	$77
Year 3	$239	$285	$263
Year 5	$496	$510	$489
Year 10	$1,233	$1,159	$1,139
Exchanging Shares
As described above, shareholders of either Fund may exchange their shares for shares of the same class of another fund offered by the respective fund complex.
In connection with the Reorganization, however, there are two additional exchange privileges.
1.	Investor Class shareholders who receive Class A shares of the Acquiring Fund in the Reorganization may qualify, subject to meeting applicable eligibility criteria, to convert those Class A shares (and any Class A shares represented by dividends paid thereon) for Class ADV shares of the Acquiring Fund for one year after the Closing Date. Class ADV shares of the Acquiring Fund are offered and redeemed at NAV (i.e., without the imposition of any sales loads or CDSCs) and are subject to a 0.25% Rule 12b-1 distribution fee. Acquiring Fund Class ADV shares will have the same expense ratio as your Acquired Fund’s Investor Class shares (after waivers and reimbursements) for at least one year after the Closing Date.

2.	Institutional Class shareholders who receive Class I shares of the Acquiring Fund in the Reorganization may qualify, subject to meeting applicable eligibility criteria, to convert those Class I shares (and any Class I shares represented by dividends paid thereon) for Class I2 shares of the Acquiring Fund for one year after the Closing Date. Class I2 shares of the Acquiring Fund are offered and redeemed at NAV (i.e., without the imposition of any sales loads or CDSCs) and are not subject to any Rule 12b-1 distribution fees. Acquiring Fund Class I2 shares will have the same expense ratio as your Acquired Fund’s Institutional Class shares (after waivers and reimbursements) for at least one year after the Closing Date.
For information regarding exchanging shares of the Acquiring Fund, contact Signature Services at 1-800-225-5291.
The following expense tables provide a comparison of the fees and expenses that holders of Class A, Class ADV, Class I and Class I2 shares of the Acquiring Fund may pay if they buy and hold shares of each respective class and are based on estimated expenses of these share classes for the first fiscal year of operations. The actual expenses of any class of the Acquiring Fund’s shares after the Reorganization may be greater or less than those shown.

	Acquiring Fund		Acquiring Fund
	Class A		Class ADV

Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases as a % of purchase price	5.00	%(1)	None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	(2)	None

Annual Operating Expenses
Management fee	0.75%		0.75%

Distribution and service (12b-1) fees	0.25	%(3)	0.25%
Other expenses	0.31%		0.60%

Total fund operating expenses	1.31%		1.60%
Contractual expense reimbursement	0.31%		0.60%

Net annual operating expenses	1.00	%(4)	1.00	%(5)

(1)	Not applicable for shareholders who acquire their shares through the Reorganization.

(2)	After the Closing Date, for new investors a CDSC ranging from 1.00% to 0.25% applies with respect to certain purchases of Class A shares of $1,000,000 or more upon which a commission or finder’s fee was paid and that are sold within one (1) year after purchase.

(3)	After one year following the Closing Date, upon Board approval, the Class A Rule 12b-1 fee may be increased to a maximum of 0.30%.

(4)	For the first year after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class A shares to 1.00%.

(5)	For the first year after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class ADV shares to 1.00%.

	Acquiring Fund		Acquiring Fund
	Class I		Class I2

Annual Operating Expenses
Management fee	0.75%		0.75%

Distribution and service (12b-1) fees	None		None
Other expenses	0.17%		0.45%

Total fund operating expenses	0.92%		1.20%
Contractual expense reimbursement	0.17%		0.45%

Net annual operating expenses	0.75	%(1)	0.75	%(2)

(1)	For the first year after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class I shares to 0.75%.

(2)	For the first year after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class I2 shares to 0.75%.
Comparison of Advisory and Distribution Arrangements
Your fund’s and the Acquiring Fund’s advisory, expense limitation and distribution arrangements differ as set forth below.
Management Fees
Your fund currently pays Robeco annual advisory management fees equal to 0.60% of the Acquired Fund’s average daily net assets. The advisory fee breakpoints for the Acquiring Fund are:

First $500 million	Next $500 million	Next $500 million	Over $1.5 billion
of Net Assets	of Net Assets	of Net Assets	of Net Assets
0.75%	0.725%	0.70%	0.675%

Subadvisory Fees
JHIMS will pay from its own assets subadvisory fees to Robeco equal to the following annual percentage of the aggregate average daily net assets of the Acquired Fund and of another investment company to be managed by an affiliate of JHIMS and subadvised by Robeco: 0.30% of the first $500 million of total assets, 0.275% of the next $500 million, 0.25% of the next $500 million, and 0.225% of any assets over $1.5 billion.
Expense Limitation Arrangements
Robeco has agreed to limit the expenses of Investor Class shares and Institutional Class shares to 1.00% and 0.75%, respectively, of the average daily net assets of the relevant class of shares until December 31, 2011.
For the first year after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of Class A, Class I, Class ADV, and Class I2 shares of the Acquiring Fund to 1.00%, 0.75%, 1.00%, and 0.75%, respectively.
Distribution Arrangements
Your fund’s Board of Directors and shareholders have approved a Distribution Plan for Investor Class shares and adopted the plan in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan for Class A shares provides that your fund may pay a fee to PFPC Distributors, Inc., the fund’s distributor, at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid as a reimbursement for or in anticipation of expenses incurred for distribution related activities.
The Acquiring Fund’s Board of Trustees and shareholders have approved Distribution Plans for JHF III’s various classes and adopted the plans in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan for Class A shares provides that the Acquiring Fund may pay a fee to JHIMS, as distribution coordinator, at an annual rate of up to 0.30% of the average daily net assets of the Fund’s Class A shares; however, the Board of Trustees of JHF III has agreed to limit the Rule 12b-1 fees for Class A shares of the Acquiring Fund to 0.25% for the first year after the Closing Date. The Board of Trustees will annually review the 0.25% fee Class A and, following the first year after the Closing Date, the fee may be increased to 0.30% with Board approval. The Distribution Plan for Class ADV shares provides that the Acquiring Fund may pay a fee to JHIMS, as distribution coordinator, at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class ADV shares.
Fund Performance
Past performance records of your fund through December 31, 2007 including: (1) calendar year total returns (without sales charges); and (2) average annual total returns (including imposition of sales charges), are set forth under “Fund Past Performance” on page [14] of this proxy statement and prospectus.
Comparison of Investment Risks
The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following summarizes the principal risks affecting each Fund. The investment risks are identical for each Fund.
Active management risk
A Fund is subject to management risk because it relies on Robeco’s ability to pursue its objective. Robeco will apply investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired results. A Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a Fund invests in those securities, its performance depends on the ability of Robeco to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Fund is invested in decline or if overall market and economic conditions deteriorate. Even a Fund that invests in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.
A Fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subject a Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what Robeco believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by Robeco to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by Robeco, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A Fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will under perform growth stocks.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in a foreign security.
Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund’s investments. Currency risk includes both the risk that currencies in which a Fund’s investments are traded, or currencies in which a Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. A Fund may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. A Fund may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in the Fund’s currency exposure being substantially different than that suggested by its securities investments. A Fund with foreign currency holdings and/or that invests or trades in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a Fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.
High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a Fund. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.
Initial public offerings (IPOs) risk
A Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Liquidity risk
A Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close derivative positions at an advantageous price. A Fund with a principal investment strategy that involves investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for a Fund that invests in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.
PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
Description of Reorganization
You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:
The Reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on Friday, [December 19, 2008], but may occur on any later date before [                     ___], 2010. The Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the Acquired Fund’s liabilities. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern Time, on the Closing Date.
The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Investor Class shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Investor Class shareholders of record of the Acquired Fund (in redemption of their Acquired Fund shares) in proportion to their holdings on the Closing Date. As a result, Investor Class shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund.
The Acquiring Fund will issue Class I shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Institutional Class shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Institutional Class shareholders of record of the Acquired Fund (in redemption of their Acquired Fund shares) in proportion to their holdings on the Closing Date. As a result, Institutional Class shareholders of the Acquired Fund will become Class I shareholders of the Acquiring Fund.
After the Acquiring Fund’s shares are issued, the Acquired Fund will cease operations and be terminated.
Reasons for the Proposed Reorganization
The Board of Directors of the Company believes that the proposed Reorganization can be advantageous to the shareholders of your fund for several reasons. The Board of Directors met on September 4, 2008 and (with the advice and assistance of independent legal counsel) considered the following matters, among others and in no order of priority, in approving the proposal.
First, the investment objective and investment strategies and policies of the Acquiring Fund are the same as those of the Acquired Fund.
Second, shareholders of the Acquired Fund will experience continuity in portfolio management because Robeco, the investment adviser to the Acquired Fund, will continue to manage the Acquiring Fund’s assets on a day-to-day basis as subadviser to the Acquiring Fund. JHIMS, as investment adviser to the Acquiring Fund, will oversee Robeco in accordance with the terms of their subadvisory agreement.
Third, while Robeco will manage the assets of the Acquiring Fund as its subadviser, JHIMS will be responsible for the overall management of the Acquiring Fund’s operations. JHIMS, which also serves as investment adviser to a total of three registered investment company complexes (including JHF III) with a total of 600 series and approximately $97.7 billion in assets as of August 31, 2008, has broad experience and resources in managing investment companies. Although JHF III commenced operations in 2006, it has experienced trustees, management and service providers.
Fourth, JHIMS and its affiliates have great potential for increasing the size of the Acquiring Fund because of JHIMS’ experience in the distribution of mutual funds through a broader range of distribution channels than currently available to your fund. For example, the Acquiring Fund may offer additional classes with greater distribution capabilities than the Acquired Fund. Over the long term, if this potential for a larger asset base is realized, the greater asset size of the Acquiring Fund may allow it, relative to your fund and for a longer period, to: (i) obtain better net prices on securities trades and (ii) reduce long-term per share expenses by spreading fixed costs over a larger asset base.
Fifth, for the first year after the Closing Date, JHIMS has agreed to limit the total operating expenses of Class A, Class I, Class ADV and Class I2 shares of the Acquiring Fund to 1.00%, 0.75%, 1.00% and 0.75%, respectively. The long-term asset growth potential of the Acquiring Fund, resulting potential long-term economies of scale and other efficiencies in other expenses could result in lower overall expenses of the Acquiring Fund compared to those of your fund. However, if the expense limitation is not continued beyond the stated one-year period, the expenses of the Acquiring Fund could be higher than the expenses incurred by your fund during the 12 months ended February 29, 2008, unless operating efficiencies or economies of scale fully offset any increased fees and expenses for the Acquiring Fund. There can be no assurance that such operating efficiencies or economies of scale will be achieved.
Sixth, the Reorganization will be tax-free for federal income tax purposes for the Acquired Fund and its shareholders.
Seventh, the costs of the Reorganization will not be borne by your fund (JHIMS and Robeco will share those expenses).

The Board of Directors also reviewed the historical performance of the Acquired Fund and its benchmarks, although no assurances may be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization. The Acquiring Fund will assume the financial and performance history of the Acquired Fund at the closing of the Reorganization. The Board of Directors considered how the shareholders of the other mutual funds advised by Robeco would perceive this transaction and the effect on their funds.
The Board of Directors recognizes that Robeco and JHIMS (as well as other John Hancock affiliates) will benefit from the Reorganization. Because the Acquiring Fund will be the accounting successor to your fund and will assume your fund’s performance record, JHIMS expects to be able to increase the Acquiring Fund’s assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives with no historical performance record. That expected asset growth benefits JHIMS by increasing its management fees and accelerating the point at which management of the Acquiring Fund is profitable to JHIMS. As the subadviser to the Acquiring Fund, Robeco would similarly benefit from increased assets. The Board of Directors realizes that, as a result, the additional financial benefits to Robeco may give it greater resources to manage mutual funds and other assets that may benefit your fund as well as its other clients.
Certain potential conflicts of interest, including financial obligations of JHIMS to Robeco if the Reorganization is consummated, are discussed below under “Conflicts of Interest.” In approving the Reorganization and the Agreement, the Board of Directors of your fund, including the independent Directors, was aware of and considered these potential conflicts of interest.
FUND PAST PERFORMANCE
Set forth below is past performance information for the Acquired Fund, which may help provide an indication of the Acquiring Fund’s risk.
Performance information for the Acquiring Fund is not presented because it has not yet commenced operations. As accounting successor to your fund, the Acquiring Fund will assume your fund’s historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Acquired Fund (and if the Reorganization is effected, the Acquiring Fund). The bar chart shows the changes in the performance of your fund’s Investor Class shares from year to year. Sales loads applicable to corresponding Class A shares of the Acquiring Fund are not reflected in the chart; if they were, the returns shown would have been lower.
The table compares the average annual total returns of your fund’s Investor Class and Institutional Class shares to those of the S&P 500® Index and the Russell 1000® Value Index, each a broad-based, unmanaged total return performance benchmark of domestically traded common stocks. These returns for your fund reflect the sales loads for the corresponding share classes of the Acquiring Fund. All returns assume reinvestment of dividends and distributions.
Of course, past performance before and after taxes is no guarantee of future results. Performance of each share class will vary from the performance of the other share classes because of differences in charges and expenses.
Calendar Year Total Returns — Investor Class Shares

Year-to-date total return for the nine months ended September 30, 2008 was [___]%.
Quarterly Returns
During the period shown in the above bar chart, the Acquired Fund’s highest quarterly return was 14.95% for the quarter ended June 30, 2003, and the lowest quarterly return was -18.14% for the quarter ended September 30, 2002.
Average Annual Total Returns for Periods Ended December 31, 2007
(Investor Class information includes sales charges applicable to Class A shares of the Acquiring Fund)

	1 Year	5 Year	10 Year
Investor Class before tax	-1.02%	13.66%	6.83%

Investor Class after tax on distributions(1)	-4.50%	11.01%	4.57%

Investor Class after tax on distributions, with sale(1)	-0.68%	10.34%	4.48%

Institutional Class before tax	4.52%	15.13%	7.63%

S&P 500 Index(2)	5.49%	12.83%	5.91%

Russell 1000 Value Index(2)	-0.17%	14.63%	7.68%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	Each Index is an unmanaged index and reflects no fees and taxes.
FURTHER INFORMATION ON THE REORGANIZATION
Tax Status of the Reorganization
The Reorganization is intended not to result in income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund and will not take place unless the Funds receive a satisfactory opinion from K&L Gates LLP, substantially to the effect that the

Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).
As a result, with respect to the Reorganization, for federal income tax purposes:
▪	No gain or loss will be recognized by the Acquired Fund upon (1) the transfer of all of its assets to the Acquiring Fund as described above or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders;

▪	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund’s liabilities by the Acquiring Fund;

▪	The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

▪	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

▪	You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

▪	The aggregate tax basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of your shares of the Acquired Fund surrendered in exchange; and

▪	The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.
In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Acquired Fund and the Acquiring Fund.
No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.
This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.
Additional Terms of the Agreement and Plan of Reorganization
Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus are qualified in their entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization, in its entirety, that is proposed for the Reorganization.
Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).
The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).
The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the

Acquired Fund’s charter and by-laws. The Funds’ obligations are also subject to the receipt of a favorable opinion of K&L Gates LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and 9(f)).
Termination of Agreement. The board of directors/trustees of the Acquired Fund or the Acquiring Fund may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Reorganization date, subject to certain conditions.
Expenses of the Reorganization. Your Fund will not be required to pay the Reorganization costs incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the Reorganization occurs (those costs will be borne by JHIMS and Robeco according to an agreement between them).
CAPITALIZATION
With respect to the proposal, the following tables set forth the capitalization of your fund as of February 29, 2008, and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date. The Acquiring Fund will have no assets until the Closing Date, when it will assume the assets of your fund.

		Acquiring Fund Pro
	Acquired Fund	forma
Net Assets (millions)	$65	$65
Net Asset Value Per Share
Investor Class/Class A	$12.74	$12.74
Institutional Class/Class I	$12.46	$12.46
Shares Outstanding
Investor Class/Class A	1,510,372	1,510,372
Institutional Class/Class I	3,673,156	3,673,156
ADDITIONAL INFORMATION ABOUT THE FUNDS’ BUSINESSES
The following table shows where in each Fund’s prospectus you can find additional information about the business of each Fund.

	Headings in Acquired Fund	Headings in Acquiring Fund
Type of Information	Prospectus	Prospectus

Investment objective and policies	Descriptions of the Robeco Investment Funds — Robeco Boston Partners Large Cap Value Fund	Goal and Strategy/Main Risks

Portfolio management	Management of the Funds — Portfolio Managers	Management Biographies

Expenses	Fees and Expenses	Your Expenses

Choosing among share classes	Not applicable (Investor and Institutional shares are sold through separate prospectuses)	Your Account: Choosing a share class

Purchase of shares	Shareholder Information —Purchase of Fund Shares	Your Account: Choosing a share class, How sales charges are calculated, Sales charge reductions and waivers, Opening an account, Buying shares, Transaction policies, Additional investor services

	Headings in Acquired Fund	Headings in Acquiring Fund
Type of Information	Prospectus	Prospectus

Redemption of shares	Shareholder Information —Redemption of Fund Shares	Your Account: Selling shares, How sales charges are calculated, Transaction policies

Dividends, distributions and taxes	Shareholder Information —Dividends and Distributions; Taxes	Dividends and account policies
BOARD EVALUATION AND RECOMMENDATION
For the reasons described above, the Board of Directors of the Company, including the Directors who are not “interested persons” of either Fund in the Reorganization, Robeco, or JHIMS (the “independent Directors”) approved the Reorganization. In particular, the Board of Directors determined that the Reorganization is in the best interests of your fund and that the interests of your fund’s shareholders would not be diluted as a result of the Reorganization.
The Directors of your fund recommend that
shareholders of your fund vote FOR the proposal to
approve the Agreement and Plan of Reorganization.
CONFLICTS OF INTEREST
The Reorganization is expected to benefit JHIMS and Robeco. JHIMS has engaged Robeco as the subadviser for the New Fund. Therefore, JHIMS would benefit from the fees it receives from the Acquiring Fund and from the addition of a well-managed fund with strong historical performance to the John Hancock family of funds, while Robeco would benefit from the subadvisory fees it receives for managing the portfolio of the Acquiring Fund and the portfolio of another John Hancock fund, and from John Hancock’s distribution capabilities in growing the Acquiring Fund. In addition, John Hancock Funds, LLC, the distributor of the Acquiring Fund’s shares, would benefit through the adoption of Rule 12b-1 plans for the Acquiring Fund.
JHIMS and Robeco have entered into an overall business arrangement under which Robeco has agreed not to offer investment management services to certain competitors of JHIMS for the investment strategies it manages for JHIMS, subject to further conditions, for a period of up to five years. As a further part of this arrangement, JHIMS has agreed that under certain circumstances it (and not the Acquiring Fund or JHF III) will pay to Robeco a specified amount if the Robeco subadvisory agreement for the New Fund is terminated within a three-year period. Such amount may total up to $1.2 million. Neither JHF III nor either of the Acquiring Fund or the Acquired Fund is a party to any of these arrangements, and they are not binding upon the Funds or the boards of either of them. However, these arrangements present certain conflicts of interest because JHIMS has a financial incentive to support the continuation of the Robeco subadvisory agreements for as long as these arrangements remain in effect. In approving the Reorganization and the Agreement, the Board of Directors of your fund, including the independent Directors, was aware of and considered these potential conflicts of interest, including any financial obligations of JHIMS to Robeco.
VOTING RIGHTS AND REQUIRED VOTE
Each whole share of your fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:
(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Acquired Fund.

For purposes of determining whether quorum requirements are met and the required votes are obtained, the following guidelines will apply.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted towards a quorum.	Shares “present” at the meeting will be voted in person at the meeting. Shares “present” by proxy will be voted in accordance with instructions.

Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at the meeting.	Voted “for” a proposal.

Broker Non-Vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter)
	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

Abstain	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”
If the required approval of shareholders is not obtained with respect to the proposal, your fund will continue to engage in business as a separate mutual fund and the Board of Directors will consider what further action may be appropriate.
INFORMATION CONCERNING THE MEETING
Solicitation of Proxies
In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the directors, officers and employees of your fund; by personnel of your fund’s investment adviser, Robeco, and its transfer agent, PNC Global, or by broker-dealer firms. PNC Global, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $3,500. JHIMS will pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.
Revoking Proxies
Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:
▪	By filing a written notice of revocation with the Acquired Fund’s transfer agent, PNC Global Investment Servicing, 301 Bellevue Parkway, Wilmington, Delaware 19809,

▪	By returning a duly executed proxy with a later date before the time of the meeting, or

▪	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.
Being present at the meeting alone does not revoke a previously executed and returned proxy.
Outstanding Shares and Quorum
As of [September 30], 2008 (the “record date”), the numbers of shares of common stock of the Acquired Fund outstanding were as follows:

Shares
Acquired Fund	Outstanding
Investor Class	[ ]
Institutional Class	[ ]

Total	[0]
Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. Pursuant to the Articles of Incorporation of the Company, one-third of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.
Other Business
The Board of Directors knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.
Adjournments
If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment and will vote those proxies against the Reorganization against adjournment.
Telephone Voting
In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of Robeco, PNC Global, or a third-party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.
▪	A shareholder will be called on a recorded line at the telephone number in the fund’s account records and will be asked to provide the shareholder’s social security number or other identifying information.

▪	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

▪	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

▪	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

▪	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting
You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.
To vote via the Internet:
▪	Read the proxy statement and have your proxy card(s) at hand.

▪	Go to the Web site on the proxy card.

▪	Enter the “control number” found on your proxy card.

▪	Follow the instructions on the Web site. Please call us at 1-(800) 622-1291 if you have any problems.

▪	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.
Shareholders’ Proposals
The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by your fund at 301 Bellevue Parkway, Wilmington, Delaware 19809 or the Acquiring Fund at Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.
OWNERSHIP OF SHARES OF THE FUNDS
To the knowledge of the Acquired Fund, as of [September 30, 2008], the following persons owned of record or beneficially 5% or more of the outstanding shares of common stock of each class of the Acquired Fund:

Names and Addresses of Owners of		Percent Owned
More Than 5% of Shares	Share Class	(Type of Ownership)
Investor
Investor
Institutional
Institutional
As of [September 30, 2008], JHIMS owned 100% of the outstanding shares of the Acquiring Fund and, under the 1940 Act, is deemed to control the Acquiring Fund.
As of [September 30, 2008], the Board members and officers of each Fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.
EXPERTS
The financial statements and financial highlights of the Acquired Fund for the fiscal year ended August 31, 2007 and the six months ended February 29, 2008 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for the fiscal year ended August 31, 2007 have been audited by the independent registered public accounting firm Ernst & Young LLP, as stated in its report, which is incorporated herein by reference. The financial statements and financial highlights for the fiscal year ended August 31, 2007 have been incorporated herein by reference in reliance on their report given on their authority as experts in accounting and auditing.
AVAILABLE INFORMATION
Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

EXHIBIT A —
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
     This Agreement and Plan of Reorganization (“Agreement”) is made as of December ___, 2008, by and between The RBB Fund, Inc., a Maryland corporation (the “Company”), on behalf of its series, Robeco Boston Partners Large Cap Value Fund (the “Acquired Fund”), and John Hancock Funds III, a Massachusetts business trust (the “Trust”), on behalf of its series John Hancock Disciplined Value Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds” or individually, each a “Fund”).
     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the Acquiring Fund (the “Merger Shares”), and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.
     Each of the Company and the Trust is duly organized and validly existing under, and in conformity with, the laws of jurisdiction of its organization, and has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Company and the Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Company or the Trust, as the case may be. Each of the Company and the Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund and the Acquiring Fund are separate series of the Company and the Trust, respectively, duly established and designated in accordance with the applicable provisions of the Company’s Articles of Incorporation dated February 7, 1988, as amended and supplemented with respect to the Acquired Fund (the “Articles”), and the Trust’s Amended and Restated Declaration of Trust dated August 12, 2005 (the “Declaration”), respectively, and the 1940 Act.
     The Company’s Board of Directors and the Trust’s Board of Trustees: (i) have adopted and approved this Agreement and the transactions hereby contemplated; and (ii) have determined that participation therein is in the best interests of their respective Funds and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization (as defined below).
     All covenants and obligations of a Fund contained herein shall be deemed to be covenants and obligations of the Company or the Trust, as the case may be, acting on behalf of that Fund, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Company or the Trust, as the case may be, acting on behalf of that Fund.
     In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:
1. Representations and Warranties of the Acquiring Fund.
     The Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:
(a) The Acquiring Fund is a series of the Trust and, in conformity with the laws of The Commonwealth of Massachusetts, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
(b) The Acquiring Fund was formed for the purpose of effecting the Reorganization, has not engaged in any business prior to the Reorganization, and does not own any assets.

(c) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.
(d) The Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Trust’s Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.
(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust or the Acquiring Fund which assert liability on the part of the Trust or the Acquiring Fund or which materially affect the financial condition of the Trust or the Acquiring Fund or the Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Trust nor the Acquiring Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.
(f) Neither the Trust nor the Acquiring Fund is obligated under any provision of the Declaration or the Trust’s By-laws dated June 5, 2005, as may be amended (the “Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.
(g) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (i) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.
(h) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).
(i) The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date (as defined below), insofar as it relates to the Acquiring Fund:
     (A) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and
     (B) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. In regard to the statement that the outstanding shares will be nonassessable, it is noted that the Acquiring Fund is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares, except that Class A shares of the Acquiring Fund are convertible into Class ADV shares of the Acquiring Fund, and Class I shares of the Acquiring Fund are convertible into Class I2 shares of the Acquiring Fund, in each case, in the manner and on the terms described in the N-14 Registration Statement.
(k) The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A and Class I shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.
(l) At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.
(m) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.
2. Representations and Warranties of the Acquired Fund.
     The Company, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:
(a) The Acquired Fund is a series of the Company and, in conformity with the laws of the State of Maryland, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Company and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
(b) The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” (“RIC”) within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.
(c) The Company, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Company’s Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.
(d) The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended August 31, 2008, and the audited financial statements appearing therein, having been audited by Ernst & Young LLP, independent registered public accounting firm, which fairly present the financial condition and result of operations of the Acquired Fund as of the date indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.
(e) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of August 31, 2008, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.
(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Company or the Acquired Fund, threatened against the Company or the Acquired Fund that assert liability on the part of the Company or the Acquired Fund or which materially affect the financial condition of the Company or the Acquired Fund or the Company’s or the Acquired Fund’s ability to consummate the Reorganization. Neither the Company nor the Acquired Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.
(g) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.
(h) Neither the Company nor the Acquired Fund is obligated under any provision of the Articles or the Company’s By-laws dated August 6, 1988, as may be amended (the “Company By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.
(i) The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
(j) As used in this Agreement, the term “Acquired Fund Investments” shall mean (i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).
(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l) The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund:
     (A) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
     (B) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.
(m) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund (“Acquired Fund Shares”). The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares, except that:
     (A) Class A shares of the Acquiring Fund received in exchange for Investor Class shares of the Acquired Fund are convertible into Class ADV shares of the Acquiring Fund; and
     (B) Class I shares of the Acquiring Fund received in exchange for Institutional Class shares of the Acquired Fund are convertible into Class I2 shares of the Acquiring Fund;
in each case, in the manner and on the terms described in the N-14 Registration Statement.
(n) All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.
(o) The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.
(p) The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.
3. The Reorganization.
(a) Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Company will redeem its Acquired Fund Shares in exchange for all Merger Shares received by it and will distribute such Merger Shares to its shareholders. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.
(c) The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(d) The Valuation Time shall be 4:00 p.m., Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).
(e) Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(e) of this Agreement.
(f) The Acquired Fund will cease operations and be terminated following the Closing Date.
4. Valuation.
(a) On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal, in the case of Class A and Class I shares of the Acquiring Fund, to the value of the assets of the Acquired Fund attributable to Investor Class shares and Institutional Class shares of the Acquired Fund, respectively, on such date less the value of the liabilities attributable to Investor Class shares and Institutional Class shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.
(b) The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.
(c) The net asset value of the Merger Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.
(d) No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.
(e) The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.
(f) The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and termination of the Acquired Fund or otherwise.
5. Payment of Expenses.
(a) Except as otherwise provided in this Section 5, John Hancock Investment Management Services, LLC, and Robeco Investment Management, Inc., by countersigning this Agreement, agree that they will bear any and all costs and expenses of the Reorganization incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.
(b) Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.
(c) Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.
6. Covenants of the Acquired Fund and the Acquiring Fund.
     The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:
(a) Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.
(b) The Company, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.
(c) In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.
(d) The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.
(e) The Trust, having filed a post-effective amendment to its Registration Statement on Form N-1A (the “Trust’s N-1A Registration Statement”) with the Commission registering the Acquiring Fund and its shares under the 1933 Act and 1940 Act, shall file any supplements and amendments as may be required. The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and to register the Acquiring Fund’s shares with such state securities agencies as it may deem appropriate, in order to commence operations on the Closing Date.
(f) The Company shall, on behalf of the Acquired Fund:
     (A) following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the State of Maryland, the Articles and Company By-laws, the 1940 Act and any other applicable law,
     (B) not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and
     (C) on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.
(g) Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.
(h) The Acquiring Fund agrees to report the Reorganization as a reorganization qualifying under Section 368(a)(1)(F) of the Code, with the Acquiring Fund as the successor to the Acquired Fund. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Company, the Trust, and the Funds will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP, counsel to the Acquired Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).
(i) In connection with the covenant in subsection (g) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.
(j) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Trust, an open-end management investment company registered under the 1940 Act.
7. Closing Date.
(a) Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on December ___, 2008 or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”
(b) To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.
(c) The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.
(d) As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.
8. Conditions of the Acquired Fund’s Obligations.
     The obligations of the Acquired Fund hereunder shall be subject to the following conditions:
(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Company’s Board and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Trust’s Board certified by its Secretary.
(b) That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(c) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.
(d) That the Acquired Fund shall have received the opinion, in form satisfactory to the Company, of K&L Gates LLP, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:
     (A) Both the Acquiring Fund and the Trust are duly formed and validly existing under the laws of The Commonwealth of Massachusetts;
     (B) the Acquiring Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;
     (C) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Trust’s Board, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;
     (D) neither the execution or delivery by the Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;
     (E) the Merger Shares have been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts law, be held personally liable for the obligations of the Acquiring Fund; and
     (F) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of The Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing that may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;
(e) That the Acquired Fund shall have obtained an opinion, in form satisfactory to the Company, from K&L Gates dated as of the Closing Date, addressed to the Company, on behalf of the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.
(f) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Company.
(g) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.
(h) That the Trust’s N-1A Registration Statement shall have become effective under the 1933 Act, and that no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.

9. Conditions of the Acquiring Fund’s Obligations.
     The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:
(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Company’s Board and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Articles); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Company’s Board, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by such Board’s Secretary.
(b) That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.
(c) That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.
(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.
(e) That the Acquiring Fund shall have received the opinion, in form satisfactory to the Trust, of Drinker Biddle & Reath LLP, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:
     (A) Both the Acquired Fund and the Company are duly formed and validly existing under the laws of the State of Maryland;
     (B) the Acquired Fund is a separate series of the Company, an open-end, management investment company registered under the 1940 Act;
     (C) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Company’s Board, and this Agreement has been duly executed and delivered by the Company on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;
     (D) neither the execution or delivery by the Company on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and
     (E) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Company, on behalf of the Acquired Fund, of the Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of state of Maryland or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;
(f) That the Acquiring Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date, addressed to the Trust, on behalf of the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.
(g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund, be contemplated by the Commission.
(h) That the Trust’s N-1A Registration Statement shall have become effective under the 1933 Act, and that no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.
(i) That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.
(j) That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Trust.
10. Termination, Postponement and Waivers.
(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,
     (A) by consent of the Boards of the Company and the Trust, acting on behalf of their respective Funds;
     (B) by the Company’s Board, on behalf of the Acquired Fund, if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board;
     (C) by the Trust’s Board, on behalf of the Acquiring Fund, if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board; or
     (D) by either party because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing.
(b) If the Reorganization contemplated by this Agreement has not been consummated by                      ___, 2009, this Agreement automatically shall terminate on that date, unless a later date is agreed to by the Boards of the Company and the Trust, acting on behalf of their respective Funds.
(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.
(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Company or the Trust, on behalf of whichever Fund is entitled to the benefit thereof, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund, and the officers, directors, trustees, agents or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.
(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions that are determined by action of the Boards of the Company and the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.
11. Indemnification.
(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.
(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.
12. Other Matters.
(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.
(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the Robeco Boston Partners Large Cap Value Fund, c/o The RBB Fund, Inc., Bellevue Park Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809, Attention: President, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock Disciplined Value Fund, c/o John Hancock Funds III, 601 Congress Street, Boston, Massachusetts 02210, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.
(c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.
(d) It is expressly agreed that the obligations of the Company, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, hereunder shall not be binding upon any of its respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the respective Fund’s property, as provided in the Articles or the Declaration, as the case may be. The execution and delivery of this Agreement has been authorized by the Board of the Company, on behalf of the Acquired Fund, and by the Board of the Trust, on behalf of the Acquiring Fund, and signed by authorized officers of each respective Fund, acting as such, and neither such authorization by such directors or trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Fund property on behalf of the relevant Fund as provided in the Articles or the Declaration, as the case may be.
(e) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK FUNDS III,
on behalf of its John Hancock Disciplined Value Fund

By:

Name:

Title:

Attest:

Name:

Title:

THE RBB FUND, INC.
on behalf of its Robeco Boston Partners Large Cap Value Fund

By:

Name:

Title:

Attest:

Name:

Title:

Agreed and accepted as to Section 5 only:

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC,
on behalf of itself and its affiliates

By:

Name:

Title:

ROBECO INVESTMENT MANAGEMENT, INC.,
on behalf of itself and its affiliates

By:

Name:

Title:

STATEMENT OF ADDITIONAL INFORMATION
[October 20], 2008
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
(the “Acquired Fund,” a series of The RBB Fund, Inc.)
AND
JOHN HANCOCK DISCIPLINED VALUE FUND
(the “Acquiring Fund,” a series of John Hancock Funds III)
     This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated [October 20], 2008). This SAI provides additional information about the Acquired and the Acquiring Funds (the “Funds”). The Acquired Fund is a series of The RBB Fund, Inc., a Maryland corporation (the “Company”), and the Acquiring Fund is a series of John Hancock Funds III, a Massachusetts business trust (the “Trust”). Please retain this SAI for further reference.
     A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:
PNC Global Investment Servicing
301 Bellevue Parkway
Wilmington, Delaware 19809
1-

INTRODUCTION
     This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated [October 20], 2008 relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the management of the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on [December 17], 2008.
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE
     The following documents are incorporated herein by reference. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.
1.	The SAI dated December 31, 2007 of the Company (File Nos. 811-05518 and 33-20827) with respect to the Acquired Fund, as filed with the Securities and Exchange Commission (the “SEC”) on December 28, 2007 (Accession No. 0001193125-07-272998) (the “Company SAI”).

2.	The SAI dated October 8, 2008 of the Trust (File Nos. 811-21777 and 333-125838) with respect to the Acquiring Fund, as filed as filed with the SEC on August 13, 2008 (Accession No. 0000950135-08-005568) (the “Trust SAI”).

3.	The Annual Report of the Company (File No. 811-05518) for the fiscal year ended August 31, 2007 with respect to the Acquired Fund, as filed with the SEC on November 9, 2007 (Accession No. 0000935069-07-002654).

4.	The Semi-Annual Report of the Company (File No. 811-05518) for the six months ended February 29, 2008 with respect to the Acquired Fund, as filed with the SEC on May 2, 2008 (Accession No. 0000935069-08-001115).
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
FUND HISTORY
     For additional information about the Acquiring Fund generally and its history, see “Organization of the Funds” in the Trust SAI.
DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS
     For additional information about the Acquiring Fund’s investment objectives, policies, risks and restrictions, see “Investment Policies,” “Additional Investment Policies,” “Risk Factors,” “Hedging and Other Strategic Transactions” and “Investment Restrictions” in the Trust SAI.
MANAGEMENT OF THE FUND
     For additional information about the Trustees of Trust, see “Those Responsible for Management” in the Trust SAI.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     For additional information, see “Those Responsible for Management” in the Trust SAI.
INVESTMENT ADVISORY AND OTHER SERVICES
     For additional information, see “Investment Advisory and Other Services,” “Transfer Agent Services,” “Custody of Portfolio” and “Independent Registered Public Accounting Firm” in the Trust SAI.

2

PORTFOLIO MANAGERS
     For additional information, see “Additional Information about the Portfolio Managers” in the Trust SAI.
BROKERAGE ALLOCATION AND OTHER PRACTICES
     For additional information about the Acquiring Fund’s brokerage allocation practices, see “Portfolio Brokerage” in the Trust SAI.
CAPITAL STOCK AND OTHER SECURITIES
     For additional information about the voting rights and other characteristics of shares of beneficial interest of the Acquiring Fund, see “Description of the Fund’s Shares” in the Trust SAI.
PURCHASE, REDEMPTION AND PRICING OF SHARES
     For additional information about purchase, redemption and pricing of shares of the Acquiring Fund, see “Net Asset Value,” “Initial Sales Charge on Class A Shares,” “Deferred Sales Charge on Class B and Class C Shares,” “Special Redemptions,” “Additional Services and Programs” and “Purchases and Redemptions through Third Parties” in the Trust SAI.
TAXATION OF THE FUND
     For additional information about tax matters related to an investment in the Acquiring Fund, see “Tax Status” in the Trust SAI.
UNDERWRITERS
     For additional information about the Acquiring Fund’s principal underwriter and distribution plans, see “Distribution Agreements” and “Sales Compensation” in the Trust SAI.
FINANCIAL STATEMENTS
     Not applicable.
ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND
FUND HISTORY
     For additional information about the Acquired Fund generally and its history, see “General Information” in the Company SAI.
DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS
     For additional information about the Acquired Fund’s investment objectives, policies, risks and restrictions, see “Investment Instruments and Policies” and “Investment Limitations” in the Company SAI.
MANAGEMENT OF THE FUND
     For additional information about the Directors of the Company, see “Management of the Company” in the Company SAI.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     For additional information, see “Control Persons and Principal Holders of Securities” in the Company SAI.

3

INVESTMENT ADVISORY AND OTHER SERVICES
     For additional information, see “Investment Advisory and Other Services” in the Company SAI.
PORTFOLIO MANAGERS
     For additional information, see “Investment Advisory and Other Services” in the Company SAI.
BROKERAGE ALLOCATION AND OTHER PRACTICES
     For additional information about the Acquired Fund’s brokerage allocation practices, see “Fund Transactions” in the Company SAI.
CAPITAL STOCK AND OTHER SECURITIES
     For additional information about the voting rights and other characteristics of shares of beneficial interest of the Acquired Fund, see “Additional Information Concerning Company Shares” in the Company SAI.
PURCHASE, REDEMPTION AND PRICING OF SHARES
     For additional information about purchase, redemption and pricing of shares of the Acquired Fund, see “Purchase and Redemption Information” in the Company SAI.
TAXATION OF THE FUND
     For additional information about tax matters related to an investment in the Acquired Fund, see “Taxes” in the Company SAI.
UNDERWRITERS
     For additional information about the Acquired Fund’s principal underwriter and distribution plans, see “Distribution Arrangements” in the Company SAI.
FINANCIAL STATEMENTS
     For additional information, see the annual report of the Acquired Fund, as incorporated by reference into the Company SAI.
PRO FORMA FINANCIAL INFORMATION
     The pro forma information provided herein should be read in conjunction with the annual report of the Company with respect to the Acquired Fund dated August 31, 2007, and the semi-annual report of the Company with respect to the Acquired Fund dated February 29, 2008, each of which is on file with the SEC and is available at no charge.
     The unaudited pro forma information set forth below for the twelve-month period ended February 29, 2008 is intended to present ratios and supplemental data as if the merger of the Acquired Fund into the Acquiring Fund had been consummated at March 1, 2007. The merger is intended to consolidate the Acquired Fund with a similar fund.
     The Acquired Fund is advised by Robeco Investment Management, Inc. (“Robeco”). The Acquiring Fund is advised by John Hancock Investment Management Services, LLC (“JHIMS”), and sub-advised by Robeco. The Acquired Fund is a diversified series of the Company and the Acquiring Fund is a diversified series of the Trust.

4

     The purpose of the merger is to combine two funds with similar investment objectives. The combined fund offers economies of scale that may lead to lower shareholder expenses and greater growth potential.
     The Acquired Fund offers two classes of shares: Investor Class shares and Institutional Class shares. Investor class shares of the Acquired Fund are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 0.25% of average daily net assets of Investor class shares. Institutional Class shares of the Acquired Fund are not subject to any distribution and service (Rule 12b-1) fees.
     In connection with the Reorganization, Investor Class shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund and Institutional Class shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund. Class A shares of the Acquiring Fund are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 0.25% of the average daily net assets of Class A shares. After two years following the closing date of the Reorganization (the “Closing Date”), the Acquiring Fund’s Class A share Rule 12b-1 fee may increase to 0.30% with the approval of the Trust’s Board of Trustees. Class I shares of the Acquiring Fund are not subject to any distribution and service (Rule 12b-1) fees.
     The net assets of the Acquired Fund as of August 27, 2008 amounted to approximately $395.2 million. Since the Acquiring Fund had no assets as of August 27, 2008, the net assets of the combined fund as of that date would have been approximately $395.2 million.
     Each Fund pays its investment adviser management fees equal to an annual percentage of its average daily net assets. The Acquired Fund pays Robeco annual advisory management fees equal to 0.60% of the Acquired Fund’s average daily net assets. The Acquiring Fund will pay JHIMS annual advisory management fees equal to a percentage of the Acquiring Fund’s average daily net assets, as shown in the following table.
     The advisory fee breakpoints for the Acquiring Fund are:

First $500 million of Net Assets	0.75%
Next $500 million of Net Assets	0.725%
Next $500 million of Net Assets	0.70%
Over $1.5 billion of Net Assets	0.675%
     JHIMS will pay from its own assets subadvisory fees to Robeco equal to the following annual percentage of the aggregate average daily net assets of the Acquired Fund and of another investment company to be managed by an affiliate of JHIMS and subadvised by Robeco: 0.30% of the first $500 million of total assets, 0.275% of the next $500 million, 0.25% of the next $500 million, and 0.225% of any assets over $1.5 billion.
     Robeco has agreed to limit the “Net annual operating expenses” of the Acquired Fund’s Investor Class and Institutional Class shares to 1.00% and 0.75%, respectively, of the average daily net assets of the relevant class, through December 31, 2011. For the [first] year after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of Class A, Class I, Class ADV, and Class I2 shares of the Acquiring Fund to 1.00%, 0.75%, 1.00%, and 0.75%, respectively.
     The following table identifies the various service providers to the Funds, other than each Fund’s investment adviser and, with respect to the Acquiring Fund, the subadviser. Each of these service providers has entered into an agreement with the Company or the Trust, as the case may be, that governs the provision of services to the Funds.

	Acquired Fund	Acquiring Fund
Distributor	PFPC Distributors, Inc.	John Hancock Funds, LLC
Transfer agent	PNC Global Investment Servicing	John Hancock Signature Services, Inc.
Custodian	PFPC Trust Company	State Street Bank & Trust Co.

5

	Acquired Fund	Acquiring Fund
Independent registered public accounting firm	Ernst & Young LLP	PricewaterhouseCoopers LLP
     On a pro forma basis, for the twelve months ended February 29, 2008, the proposed reorganization would have resulted in an increase in the management fees charged of approximately $100,000, and an approximate decrease in other operating expenses (including custodian fees and audit fees) of $24,000 for Class A, $123,000 for Class I, resulting in an increase of less than $0.01 per share for Class A, and a decrease of approximately $0.01 for Class I in the combined fund’s expense ratios.
     No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.
     The merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis that the shareholders of the Acquired Fund had with respect to their shares of the Acquired Fund immediately before the merger. At February 29, 2008, neither Fund had a capital loss carry forward.
     JHIMS and Robeco will pay the costs incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization, whether or not the reorganization occurs.

6

PART C
OTHER INFORMATION
ITEM 15. INDEMNIFICATION
     No change from the information set forth in Item 25 of the most recently filed amendment to the Registration Statement of John Hancock Funds III (“Registrant”) on Form N-1A under the 1933 Act and the 1940 Act (File Nos. 333-125838 and 811-21777) as filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2008 (accession no. 0000950135-08-005568), which information is incorporated herein by reference.
ITEM 16. EXHIBITS

Exhibit
No.	Exhibit Description	Note

(1)	Amended and Restated Declaration of Trust dated August 12, 2005.	(1)

(2)	By-Laws dated June 9, 2005.	(2)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization.	(+ )

(5)	Instruments Defining Rights of Security Holders, see Exhibits (1) and (2).

(6)(a)	Advisory Agreement dated September 21, 2005 between the Registrant and John Hancock Investment Management Services, LLC (“JHIMS”).	(3)

(6)(b)	Form of Amendment to Advisory Agreement relating to the John Hancock Disciplined Value Fund (formerly known as John Hancock Core Value Fund), between the Registrant and JHIMS.	(4)

(6)(c)	Form of Subadvisory Agreement between JHIMS and Robeco Investment Management, Inc. (“Robeco”).	(4)

(7)	Distribution Agreement between John Hancock Funds, LLC and Registrant.	(1)

[1]	Incorporated by reference to an exhibit filed with pre-effective amendment no. 2 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-125838 and 811-21777), as filed with the SEC on September 2, 2005 (Accession No. 0000898432-05-000776).

[2]	Incorporated by reference to an exhibit filed with Registrant’s Registration Statement on Form N-1A (File Nos. 333-125838 and 811-21777), as filed with the SEC on June 15, 2005 (Accession No. 0000898432-05-000492).

+	Filed herewith as Exhibit A to the Proxy Statement and Prospectus included in Part A of this Registration Statement.

[3]	Incorporated by reference to an exhibit filed with post-effective amendment no. 5 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-125838 and 811-21777), as filed with the SEC on January 16, 2008 (Accession No. 0000950135-08-000181).

[4]	Incorporated by reference to an exhibit filed with post-effective amendment no. 12 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-125838 and 811-21777), as filed with the SEC on August 13, 2008 (Accession No. 0000950135-08-005568).

Exhibit
No.	Exhibit Description	Note

(8)	Not applicable.

(9)	Custody Agreement between Registrant and State Street Bank & Trust Co.	(1)

(10)(a)	Plan of Distribution pursuant to Rule 12b-1 dated September 2, 2005, as amended December 13, 2006 relating to Class A Shares.	(5)

(10)(b)	Plan of Distribution pursuant to Rule 12b-1 dated December 4, 2007 relating to Class ADV Shares.	(6)

(10)(c)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.	(7)

(11)	Opinion and Consent of Counsel.	(# )

(12)	Form of Opinion as to Tax Matters and Consent.	(# )

(13)(a)	Master Transfer Agency and Services Agreement dated June 1, 2007 between Registrant and John Hancock Signature Services, Inc.	(3)

(13)(b)	Expense Limitation Agreement dated May 22, 2008 between the Registrant and JHIMS.	(7)

(14)	Consent of Independent Registered Public Accounting Firm.	(# )

(15)	Not applicable.

(16)	Powers of Attorney.	(# )

(17)(a)	Code of Ethics of JHIMS, MFC, and each John Hancock open-end and closed-end fund dated January 1, 2008.	(8)

(17)(b)	Code of Ethics of Robeco.	(4)

(17)(c)	Form of Proxy Card.	(# )

[5]	Incorporated by reference to an exhibit filed with post-effective amendment no. 3 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-125838 and 811-21777), as filed with the SEC on December 15, 2006 (Accession No. 0001010521-06-000969).

[6]	Incorporated by reference to an exhibit filed with post-effective amendment no. 8 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-125838 and 811-21777), as filed with the SEC on May 19, 2008 (Accession No. 0000950135-08-003822).

[7]	Incorporated by reference to an exhibit filed with post-effective amendment no. 9 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-125838 and 811-21777), as filed with the SEC on June 25, 2008 (Accession No. 0000950135-08-004552).

#	Filed herewith.

[8]	Incorporated by reference to an exhibit filed with post-effective amendment no. 5 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-125838 and 811-21777), as filed with the SEC on January 16, 2008 (Accession No. 0000950135-08-000181).

Item 17. Undertakings.
(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The undersigned registrant agrees that a final form of the Opinion and Consent of K&L Gates LLP regarding certain tax matters and consequences to shareholders discussed in the Combined Proxy Statement and Prospectus will be filed in a post-effective amendment to this registration statement.
NOTICE
     A copy of the Amended and Restated Declaration of Trust of John Hancock Funds III is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES
     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Boston and Commonwealth of Massachusetts on the 16th day of September 2008.

John Hancock Funds III

By:	/s/ Keith F. Hartstein*
Name:	Keith F. Hartstein
Title:	President and Chief Executive Officer
     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Keith F. Hartstein*	President and Chief Executive Officer	September 16, 2008
Keith F. Hartstein

/s/ Gordon M. Shone*	Treasurer (Chief Accounting Officer)	September 16, 2008
Gordon M. Shone

/s/ James R. Boyle*	Trustee	September 16, 2008
James R. Boyle

/s/ James F. Carlin*	Trustee	September 16, 2008
James F. Carlin

/s/ William H. Cunningham*	Trustee	September 16, 2008
William H. Cunningham

/s/ Charles L. Ladner*	Trustee	September 16, 2008
Charles L. Ladner

/s/ John A. Moore*	Trustee	September 16, 2008
John A. Moore

/s/ Patti McGill Peterson*	Trustee	September 16, 2008
Patti McGill Peterson

/s/ Steven R. Pruchansky*	Trustee	September 16, 2008
Steven R. Pruchansky

/s/ Gregory A. Russo*	Trustee	September 16, 2008
Gregory A. Russo

/s/ Stanley Martin*	Trustee	September 16, 2008
Stanley Martin

* By:	/s/ David D. Barr David D. Barr

Attorney-In-Fact, under Power of Attorney dated September 9, 2008

EXHIBIT INDEX

Exhibit No.	Description

(4)	Form of Agreement and Plan of Reorganization (filed as Exhibit A to the Proxy Statement and Prospectus included in Part A of this Registration Statement).

(11)	Opinion and Consent of Counsel.

(12)	Form of Opinion as to Tax Matters and Consent.

(14)	Consent of Independent Registered Public Accounting Firm.

(16)	Powers of Attorney.

(17)(c)	Form of Proxy Card.